UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Earliest Event Reported: October 19, 2004



                               GELSTAT CORPORATION
             (Exact name of registrant as specified in its charter)

        MINNESOTA                      0-21394                 41-1713474
(State of other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)


            1650 WEST 82ND STREET, SUITE 1040, BLOOMINGTON, MN 55431
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 881-4105

              (Former name, former address and former fiscal year,
                         if changed since last report):

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

      Effective October 19, 2004, GelStat appointed Leo Furcht, M.D. to its Board of Directors.

ITEM 9.01 EXHIBITS

      Press Release dated October 19, 2004.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 19, 2004                     GELSTAT CORPORATION

                                         By
                                           -------------------------------------
                                           Stephen C. Roberts, Chief Executive
                                           Officer (Principal executive officer)
                                           and Authorized Signatory